UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2671

DWS Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Annual Report to Shareholders

DWS Managed Municipal Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. A portion of the fund's returns may be subject to federal, state and local taxes and the alternative minimum tax. Finally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in these regions. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.04%, 1.84%, 1.81% and 0.78% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A, B and C shares and during the 3-year, 5-year and Life of Class periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 11, 2001 are derived from the historical performance of Class S shares of DWS Managed Municipal Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	3.08%	3.36%	3.24%	4.61%
Class B	2.42%	2.63%	2.48%	3.82%
Class C	2.32%	2.59%	2.45%	3.79%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.67%	5.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 5/31/08
DWS Managed Municipal Bond Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	3.35%	3.59%	3.49%	4.05%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.67%	4.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 8.85	$ 8.86	$ 8.85	$ 8.85
5/31/07	$ 8.99	$ 8.99	$ 8.99	$ 8.99
Distribution Information: Twelve Months as of 5/31/08: Income Dividends	$ .40	$ .33	$ .34	$ .43
Capital Gain Distributions	$ .01	$ .01	$ .01	$ .01
May Income Dividend	$ .0338	$ .0282	$ .0283	$ .0358
SEC 30-day Yield++ as of 5/31/08	3.67%	3.09%	3.09%	4.09%
Tax Equivalent Yield++ as of 5/31/08	5.65%	4.75%	4.75%	6.29%
Current Annualized Distribution Rate++ as of 5/31/08	4.51%	3.76%	3.78%	4.78%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.65% and 3.02% for Classes A and B, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.49% and 3.69% for Classes A and B, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — General Municipal Debt Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	44	of	234	19
3-Year	20	of	219	9
5-Year	57	of	209	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Managed Municipal Bond Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,844	$10,545	$11,198	$14,985
	Average annual total return	-1.56%	1.78%	2.29%	4.13%
Class B	Growth of $10,000	$9,946	$10,617	$11,209	$14,544
	Average annual total return	-0.54%	2.01%	2.31%	3.82%
Class C	Growth of $10,000	$10,232	$10,796	$11,289	$14,510
	Average annual total return	2.32%	2.59%	2.45%	3.79%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,097	$11,976	$16,381
	Average annual total return	3.87%	3.53%	3.67%	5.06%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Managed Municipal Bond Fund — Institutional Class [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,033,500	$1,111,700	$1,187,200	$1,257,700
	Average annual total return	3.35%	3.59%	3.49%	4.05%
Lehman Brothers Municipal Bond Index+	Growth of $1,000,000	$1,038,700	$1,109,700	$1,197,600	$1,275,900
	Average annual total return	3.87%	3.53%	3.67%	4.33%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 0.82% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Average Annual Total Returns as of 5/31/08
DWS Managed Municipal Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.42%	3.63%	3.51%	4.85%
Lehman Brothers Municipal Bond Index+	3.87%	3.53%	3.67%	5.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 8.87
5/31/07	$ 9.00
Distribution Information: Twelve Months as of 5/31/08: Income Dividends	$ .42
Capital Gain Distributions	$ .01
May Income Dividend	$ .0354
SEC 30-day Yield++ as of 5/31/08	4.05%
Tax Equivalent Yield++ as of 5/31/08	6.23%
Current Annualized Distribution Rate++ as of 5/31/08	4.71%
++ The SEC yield is net investment income per share earned over the month ended May 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — General Municipal Debt Funds Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	31	of	234	14
3-Year	8	of	219	4
5-Year	31	of	209	15
10-Year	10	of	152	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Managed Municipal Bond Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended May 31
Comparative Results as of 5/31/08
DWS Managed Municipal Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,342	$11,129	$11,885	$16,061
	Average annual total return	3.42%	3.63%	3.51%	4.85%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,387	$11,097	$11,976	$16,381
	Average annual total return	3.87%	3.53%	3.67%	5.06%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (Including Interest Expense)* for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,006.10	$ 1,003.40	$ 1,002.40	$ 1,008.30	$ 1,007.50
Expenses Paid per $1,000**	$ 6.02	$ 9.82	$ 9.76	$ 4.97	$ 4.77
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,019.00	$ 1,015.20	$ 1,015.25	$ 1,020.05	$ 1,020.25
Expenses Paid per $1,000**	$ 6.06	$ 9.87	$ 9.82	$ 5.00	$ 4.80
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	1.20%	1.96%	1.95%	.99%	.95%
Expenses and Value of a $1,000 Investment (Excluding Interest Expense)* for the six months ended May 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,006.10	$ 1,003.40	$ 1,002.40	$ 1,008.30	$ 1,007.50
Expenses Paid per $1,000**	$ 3.66	$ 7.41	$ 7.46	$ 2.61	$ 2.46
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,021.35	$ 1,017.60	$ 1,017.55	$ 1,022.40	$ 1,022.55
Expenses Paid per $1,000**	$ 3.69	$ 7.47	$ 7.52	$ 2.63	$ 2.48
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund	.73%	1.48%	1.49%	.52%	.49%
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Managed Municipal Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Managed Municipal Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund in 1990.

• Over 31 years of investment industry experience.

• BA, MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund in 1998.

• Over 21 years of investment industry experience.

• BA, Duke University

Eleanor R. Lynch, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1999.

• Over 20 years of investment industry experience.

• BS, Ursinus College; MS, Drexel University.

Matthew J. Caggiano, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 1999.

• Over 17 years of investment industry experience.

• BS, Pennsylvania State University; MS, Boston College.

In the following interview, the portfolio management team discusses DWS Managed Municipal Bond Fund's performance for the annual period ending May 31, 2008 and the market environment for municipal bonds.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Will you describe the general market environment during the annual period ended May 31, 2008?

A: Municipal bonds delivered positive results over the 12 months, although returns lagged those of the taxable market. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 3.87% for the year ended May 31, 2008.1 The broad taxable bond market, as measured by the Lehman Brothers US Aggregate Index, delivered a total return of 6.89% for the same period.2

1 The Lehman Brothers Municipal Bond Index is a broad-based, total-return index comprising more than 40,000 investment-grade, fixed-rate municipal bonds with maturities of at least two years.
2 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The US Federal Reserve Board (the Fed) lowered short-term rates seven times during the period for a total reduction of 325 basis points (3.25 percentage points). This left the federal funds rate — the overnight interbank lending rate and a benchmark for interest rates generally — at 2.00% at the end of May 2008. Municipal yields declined on the short and intermediate parts of the curve, while rising slightly on the long end.3 Since a bond's yield moves in the opposite direction of its price, this meant that performance of shorter-term municipal bonds was generally better than that of longer issues.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. Supply nationally was generally heavy early in the period, driven by relatively low interest rates, but trailed off on concerns over the uncertain credit status of leading bond insurers with exposure to the subprime crisis. Toward the end of the fiscal period, issuance began to rebound as issuers converted debt from the stalled auction rate market into fixed-rate securities.4

4 Municipal auction rate securities are debt instruments that typically have a long nominal maturity with interest rate resets determined via a dutch auction. Bids are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods normally range from one to 35 days.

Demand for all non-Treasury issues including municipals was severely impacted for much of the fiscal year by credit and liquidity concerns stemming from the collapse in subprime mortgages. Any support provided by traditional municipal market participants was overwhelmed during portions of the period by the unwinding of positions by institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets. This contributed to a significant dislocation between municipal supply and demand. In addition, demand suffered as dealers looking to improve balance sheets in the tight credit environment trimmed municipal inventory. Late in the period, retail interest in individual bonds strengthened and flows into tax-free mutual funds returned to positive levels. Insurance companies were generally the most consistent buyers of municipals during the period.

Municipal Bond Yield Curve (as of 5/31/07 and 5/31/08)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

The municipal bond yield curve steepened during the 12 months. The two-year bond yield decreased 140 basis points from 3.68% to 2.28%, while the 30-year yield rose 28 basis points to 4.53% from 4.25%, resulting in a total steepening of 168 basis points. (See the above graph for municipal bond yield changes from the beginning to the end of the period.)

Municipal credit spreads widened significantly during the period, as all fixed-income markets were influenced by the flight to quality that ensued as the subprime mortgage crisis emerged in the summer of 2007.5 Credit spread widening was also driven by downgrades to some of the leading monoline insurers whose guarantees have traditionally applied to nearly half of municipal issues.6 Many insured issues are now trading on the basis of the underlying credits. In addition, with fewer insured issues coming to market, the outlook is for an increased supply of non-AAA rated issues going forward, putting further pressure on spreads.

5 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity. Credit quality (credit rating) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.
6 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they provide services to only one industry

Q: How did DWS Managed Municipal Bond Fund perform for the 12-month period ended May 31, 2008?

A: DWS Managed Municipal Bond Fund posted a positive return and strong relative performance over the period. The fund delivered a total return of 3.08% (Class A shares), while its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 3.87%. The fund outperformed its average peer in the Lipper General Municipal Debt Funds category, which gained 1.22%.7 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

7 The Lipper General Municipal Debt Funds category includes funds that invest primarily in municipal debt issues in the top four credit ratings. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the General Municipal Debt Funds category. For the 1-, 5- and 10-year periods this category's average return was 1.22% (234 funds), 2.82% (209 funds) and 3.93% (152 funds), respectively, as of 05/31/08. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended May 31, 2008?

A: We continue to manage the fund for total return, while also seeking to provide shareholders with a relatively consistent level of income and to minimize taxable capital gains distributions. For much of the period, we maintained a relatively defensive posture. This translated into an underweighting of both lower quality and longer maturity issues compared to many of the fund's peers.8

8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Entering the period, the yield advantage provided by BBB-rated versus AAA-rated issues was narrow by historical standards, and we did not feel that we could justify any significant tilt toward lower quality given the minimal incremental reward. This positioning benefited performance as market participants sought quality in the wake of the subprime crisis and credit spreads widened over the period. In particular, the fund's modest exposure to tobacco- and airline-related issues helped performance. As the period progressed, credit spreads reached levels where investors are paid more fairly for the incremental risk, and we began to selectively increase exposure to lower quality issues. In this vein, we increased the fund's holdings of bonds rated A and lower and prepaid utility contract bonds. The latter issues are backed by brokerage firms, virtually all of whom have some exposure to the subprime issue, and their prices suffered throughout the period.

We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.9 That said, we will shift the fund's relative exposure to shorter and longer maturities to reflect our view of where the best return opportunities lie. As we entered the period, the yield curve was relatively flat, reducing the income advantage provided by longer-term issues. In this environment, we emphasized bonds with maturities in the 10- to 15-year range. This curve positioning helped performance, as intermediate term bonds experienced yield declines and price increases, while yields rose and prices fell modestly on longer-dated issues. As the curve has steepened, we have been adding exposure to issues in the 20- to 25-year range.

9 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

At the end of May, the 10-year municipal bond was yielding approximately 90% of the comparable maturity Treasury bond, up from about 80% 12 months earlier, reflecting an attractive relative valuation. As a result, we have been using various hedging vehicles, including Treasury futures and LIBOR swaps, designed to allow the fund to potentially benefit from the future performance of municipals versus Treasuries.

As wider credit spreads and a steeper yield curve have emerged, we have continued to adopt a less defensive position in the fund to take advantage of potential opportunities. With insurance becoming less of a factor in the municipal market, we believe the fund's long-standing focus on intensive credit evaluation will likely be increasingly valuable going forward. We will continue to take a prudent approach to investing in the municipal market, while seeking to maintain an attractive dividend and minimize capital gains distributions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08	5/31/07

Revenue Bonds	51%	45%
ETM/Prerefunded	19%	25%
General Obligation Bonds	21%	19%
Lease Obligations	9%	11%
	100%	100%
Quality	5/31/08	5/31/07

AAA	59%	75%
AA	16%	9%
A	12%	5%
BBB	6%	2%
B	1%	1%
Not Rated	6%	8%
	100%	100%
Effective Maturity	5/31/08	5/31/07

0-4.99 years	33%	40%
5-9.99 years	47%	46%
10-14.99 years	13%	12%
Greater than 15 years	7%	2%
	100%	100%

Weighted average effective maturity: 7.24 years and 5.75 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Top Five State Allocations (As a % of Investment Portfolio)	5/31/08	5/31/07

California	15%	15%
Illinois	11%	11%
New Jersey	8%	9%
Texas	8%	8%
Massachusetts	7%	6%

Top five state allocations are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.0%
Alabama 0.1%
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	3,961,640
Alaska 0.3%
Anchorage, AK, Electric Revenue, 6.5%, 12/1/2015 (a)	5,000,000	5,992,150
North Slope Borough, AK, County General Obligation Lease, Series B, Zero Coupon, 6/30/2011 (a)	5,000,000	4,510,450
		10,502,600
Arizona 1.2%
Arizona, Salt Verde Financial Corp., Gas Revenue, 5.5%, 12/1/2029	9,600,000	9,386,976
Mesa, AZ, Electric Revenue:
5.25%, 7/1/2016 (a)	7,500,000	8,150,100
5.25%, 7/1/2017 (a)	10,000,000	10,852,800
Phoenix, AZ, Transportation/Tolls Revenue, Series A, Zero Coupon, 7/1/2012 (a)	4,675,000	4,031,066
Phoenix, AZ, Water & Sewer Revenue, Civic Improvement Corp., Prerefunded, 6.0%, 7/1/2011 (a)	4,105,000	4,441,569
Scottsdale, AZ, General Obligation, 5.375%, 7/1/2015	1,635,000	1,753,766
Tucson, AZ, Water & Sewer Revenue, 5.5%, 7/1/2018 (a)	4,100,000	4,416,274
		43,032,551
Arkansas 0.5%
Jonesboro, AR, Hospital & Healthcare Revenue, Healthcare Facilities Authority, Bernard's Regional Medical Center, Series A, 5.8%, 7/1/2012 (a)	3,305,000	3,313,593
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015 (a)	13,080,000	14,782,754
		18,096,347
California 13.3%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019 (a)	800,000	976,224
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019 (a)	655,000	768,557
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A-1, 6.625%, 6/1/2040	17,545,000	20,052,531
California, Higher Education Revenue, Marymount University, Zero Coupon, 10/1/2014 (a)	1,000,000	783,400
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	610,000	619,010
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	12,500,000	10,426,500
Series B, 5.5%, 6/1/2043	9,950,000	10,862,216
Series B, 5.625%, 6/1/2038	37,265,000	40,893,493
Series A-1, 5.75%, 6/1/2047	6,670,000	5,821,176
Series 2003-A-1, 6.75%, 6/1/2039	37,520,000	43,095,847
California, State Department of Water Resources Revenue:
Prerefunded, 5.5%, 12/1/2015	25,000	27,352
5.5%, 12/1/2015	2,800,000	3,022,796
California, State General Obligation:
5.0%, 5/1/2015	5,000,000	5,377,650
Series 1, 5.0%, 9/1/2019	12,700,000	13,337,286
5.0%, 3/1/2025	10,000,000	10,224,900
5.0%, 6/1/2029 (a)	25,000,000	25,388,000
5.0%, 2/1/2031 (a)	26,975,000	27,207,794
5.125%, 11/1/2024	5,000,000	5,165,600
5.25%, 2/1/2017	13,660,000	14,612,102
California, State General Obligation, Various Purposes:
5.0%, 11/1/2026	10,000,000	10,225,800
5.0%, 3/1/2027	10,000,000	10,159,800
5.0%, 11/1/2027	5,000,000	5,093,850
5.0%, 12/1/2031 (a)	13,545,000	13,691,828
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,634,386
Series A, 5.5%, 6/1/2022	1,400,000	1,490,342
California, State Revenue Lease, 5.25%, 12/1/2020 (a)	22,040,000	23,281,072
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.0%, 6/1/2025	2,500,000	2,523,925
Series C, 5.5%, 6/1/2020	5,000,000	5,338,150
Series C, 5.5%, 6/1/2021	2,500,000	2,657,700
California, State University Revenue, Series A, 5.25%, 11/1/2021 (a)	4,000,000	4,176,840
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	11,000,000	8,690,770
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	3,558,650
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	14,779,033
Series A, ETM, 7.05%, 1/1/2009	5,000,000	5,151,450
Series A, Prerefunded, 7.1%, 1/1/2012	4,000,000	4,382,840
Los Angeles County, CA, County General Obligation Lease, Zero Coupon, 9/1/2009	5,425,000	5,239,465
Los Angeles, CA, Airport Revenue, Regional Airports Improvement Corporation Lease Revenue, Series C, AMT, 7.5%, 12/1/2024	2,500,000	2,346,450
Los Angeles, CA, School District General Obligation, Unified School District, 5.75%, 7/1/2016 (a)	17,000,000	19,692,460
Madera County, CA, Hospital & Healthcare Revenue, Valley Children's Hospital, 6.5%, 3/15/2010 (a)	2,840,000	3,016,364
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014 (a)	4,235,000	3,278,356
Northern California, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series A-1, 5.375%, 6/1/2038	6,915,000	5,838,058
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014 (a)	2,000,000	2,149,180
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015 (a)	1,000,000	757,320
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014 (a)	3,420,000	2,700,329
San Diego, CA, Water & Sewer Revenue, 5.681%, 4/22/2009 (a)	4,500,000	4,642,560
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series 32-G, 5.0%, 5/1/2026 (a)	8,565,000	8,544,530
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013 (a)	3,895,000	4,170,221
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2012 (a)	5,000,000	4,372,950
Series A, Zero Coupon, 1/15/2013 (a)	35,295,000	29,424,736
Series A, Zero Coupon, 1/15/2014 (a)	14,905,000	11,809,231
Southern California, Public Power Authority, Natural Gas Project Revenue, Project No. 1:
Series A, 5.25%, 11/1/2026	6,000,000	6,135,300
Series A, 5.25%, 11/1/2027	8,250,000	8,431,748
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015 (a)	2,000,000	1,477,840
Vallejo City, CA, General Obligation, Unified School District, Series A, 5.9%, 2/1/2022 (a)	3,905,000	4,183,622
		487,709,590
Colorado 3.3%
Colorado, E-40 Public Highway Authority Revenue, Series B, Zero Coupon, 9/1/2016 (a)	5,000,000	3,405,000
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	3,000,000	3,386,400
Colorado, E-470 Public Highway Authority Revenue:
Prerefunded, Series B, Zero Coupon, 9/1/2034	15,200,000	2,357,520
Series A-1, 5.5%, 9/1/2024 (a)	4,000,000	4,157,080
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014 (a)	11,295,000	8,631,865
Series B, Zero Coupon, 9/1/2015 (a)	21,500,000	15,514,185
Series B, Zero Coupon, 9/1/2017 (a)	8,000,000	5,131,520
Series B, Zero Coupon, 9/1/2018 (a)	20,560,000	12,395,213
Series B, Zero Coupon, 9/1/2019 (a)	36,500,000	20,716,670
Series B, Zero Coupon, 9/1/2020 (a)	7,000,000	3,722,950
Series A, 5.75%, 9/1/2014 (a)	14,700,000	16,115,610
Denver, CO, City & County Airport Revenue, Series A, AMT, 6.0%, 11/15/2013 (a)	10,000,000	10,389,500
Denver, CO, School District General Obligation, Series A, 6.5%, 12/1/2010	3,000,000	3,288,600
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013 (a)	2,500,000	2,979,150
Mesa County, CO, Residual Revenue, ETM, Zero Coupon, 12/1/2011	11,435,000	10,281,094
		122,472,357
Connecticut 0.1%
Connecticut, State General Obligation, Prerefunded, Series E, ETM, 6.0%, 3/15/2012	170,000	188,843
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,707,161
		2,896,004
District of Columbia 0.3%
District of Columbia, Core City General Obligation:
Series B3, 5.5%, 6/1/2012 (a)	1,050,000	1,142,243
Series A1, ETM, 6.5%, 6/1/2010 (a)	1,095,000	1,184,242
Series A1, Prerefunded, 6.5%, 6/1/2010 (a)	1,175,000	1,264,652
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023 (a)	5,000,000	5,620,350
		9,211,487
Florida 3.1%
Florida, State Board of Public Education, Series D, 5.375%, 6/1/2019	1,000,000	1,064,660
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018 (a)	1,250,000	1,460,225
Florida, Water Pollution Control Financing Corp. Revenue, 5.5%, 1/15/2014	1,000,000	1,071,630
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018 (a)	2,000,000	1,259,160
Gainesville, FL, Utilities System Revenue, Series B, 6.5%, 10/1/2010	1,370,000	1,492,725
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems:
5.25%, 11/15/2020	1,000,000	1,025,000
Prerefunded, 5.25%, 11/15/2028	170,000	174,226
5.25%, 11/15/2028	5,130,000	5,258,250
Highlands County, FL, Health Facilities Authority Revenue, Adventist Sunbelt, Series A, 6.0%, 11/15/2031	7,000,000	7,767,550
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, 6.5%, 8/15/2019 (a)	1,000,000	1,177,260
Jacksonville, FL, Health Facilities Authority, Prerefunded, ETM, 11.5%, 10/1/2012	85,000	113,770
Jacksonville, FL, Sales & Special Tax Revenue, Local Government:
5.5%, 10/1/2015 (a)	4,730,000	5,296,559
5.5%, 10/1/2016 (a)	6,760,000	7,612,707
5.5%, 10/1/2018 (a)	6,470,000	7,313,947
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016 (a)	1,350,000	976,928
Miami Beach, FL, Stormwater Revenue, 5.75%, 9/1/2017 (a)	725,000	766,912
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014 (a)	2,195,000	1,630,731
Series A, Zero Coupon, 10/1/2022 (a)	7,000,000	3,309,040
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, ETM, 6.25%, 10/1/2016 (a)	70,000	81,715
Series 2006-A, 6.25%, 10/1/2016 (a)	1,100,000	1,223,772
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029 (a)	6,500,000	6,716,580
5.75%, 12/1/2032	1,000,000	1,109,150
Series A, 6.25%, 10/1/2018 (a)	500,000	567,975
Series C, 6.25%, 10/1/2021 (a)	6,000,000	6,899,160
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016 (a)	2,830,000	3,329,665
Orlando & Orange County, FL, Expressway Authority Revenue, 6.5%, 7/1/2012 (a)	1,000,000	1,121,760
Orlando, FL, Electric Revenue, Community Utilities, ETM, 6.75%, 10/1/2017	6,500,000	7,708,545
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	500,000	499,695
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2012 (a)	3,775,000	4,135,248
5.75%, 10/1/2013 (a)	3,770,000	4,180,402
5.75%, 10/1/2014 (a)	755,000	844,921
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015 (a)	110,000	134,831
Sunrise, FL, Water & Sewer Revenue, Utility Systems, 5.5%, 10/1/2018 (a)	12,500,000	13,593,375
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016 (a)	1,005,000	1,141,801
Tampa, FL, Occupational License Tax, Series A, 5.375%, 10/1/2017 (a)	1,000,000	1,067,190
Tampa, FL, Sales Tax Revenue, Series A, 5.375%, 10/1/2017 (a)	500,000	535,715
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020 (a)	2,075,000	2,280,342
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014 (a)	3,165,000	2,491,836
Tampa, FL, Water Utility Systems Revenue, Prerefunded, 5.625%, 10/1/2013 (a)	1,850,000	2,019,904
Westchase, FL, Community Development District, Special Assessment Revenue, 5.8%, 5/1/2012 (a)	2,080,000	2,085,262
		112,540,124
Georgia 3.9%
Atlanta, GA, Airport Revenue, AMT:
Series B, 5.75%, 1/1/2010 (a)	4,240,000	4,373,221
Series B, 5.75%, 1/1/2011 (a)	1,590,000	1,647,971
Series C, 6.0%, 1/1/2011 (a)	7,375,000	7,666,165
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019 (a)	13,000,000	14,511,380
Cobb County, GA, Hospital & Healthcare Revenue, Series A, 5.625%, 4/1/2011 (a)	1,775,000	1,871,045
Georgia, Main Street Natural Gas, Inc. Gas Project Revenue:
Series A, 5.0%, 3/15/2019	17,440,000	17,366,752
Series B, 5.0%, 3/15/2019	5,000,000	4,762,950
Series A, 5.0%, 3/15/2020	9,950,000	9,861,843
Series B, 5.0%, 3/15/2020	5,000,000	4,710,250
Series A, 5.0%, 3/15/2022	10,000,000	9,784,800
Series A, 5.5%, 9/15/2023	5,000,000	4,809,600
Series A, 5.5%, 9/15/2024	9,635,000	9,234,184
Series A, 5.5%, 9/15/2028	15,000,000	14,158,800
Georgia, Municipal Electric Authority Power Revenue:
Series B, 6.375%, 1/1/2016 (a)	9,200,000	10,894,732
Series Y, Prerefunded, ETM, 6.4%, 1/1/2013 (a)	195,000	216,163
Series 2005-Y, Prerefunded, 6.4%, 1/1/2013	35,000	38,318
Series 2005-Y, 6.4%, 1/1/2013 (a)	3,270,000	3,619,956
Series V, ETM, 6.5%, 1/1/2012 (a)	4,135,000	4,453,519
Series X, 6.5%, 1/1/2012 (a)	2,880,000	3,093,610
Series W, 6.6%, 1/1/2018 (a)	11,225,000	13,054,900
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, ETM, 6.6%, 1/1/2018 (a)	200,000	237,722
Macon-Bibb County, GA, Hospital & Healthcare Revenue, Series C, 5.25%, 8/1/2011 (a)	2,465,000	2,616,055
		142,983,936
Hawaii 0.3%
Hawaii, State General Obligation, Series CU, Prerefunded, 5.875%, 10/1/2014 (a)	1,500,000	1,618,215
Honolulu, HI, City & County General Obligation:
Series A, 5.0%, 7/1/2022 (a)	4,000,000	4,236,400
Series A, 5.0%, 7/1/2023 (a)	3,000,000	3,161,070
Series A, 5.0%, 7/1/2024 (a)	3,000,000	3,151,860
		12,167,545
Illinois 11.9%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017 (a)	20,000,000	13,602,800
Series B, 5.0%, 1/1/2011 (a)	1,620,000	1,710,769
Series B, 5.125%, 1/1/2015 (a)	9,550,000	10,201,692
Series A, 5.375%, 1/1/2013 (a) (b)	15,410,000	16,419,509
6.25%, 1/1/2011 (a)	3,000,000	3,156,150
Chicago, IL, General Obligation, Series A, 5.0%, 1/1/2025 (a)	13,985,000	14,599,501
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014 (a)	5,000,000	5,424,250
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016 (a) (b)	11,025,000	12,743,797
Series A, 6.0%, 1/1/2020 (a)	46,340,000	52,123,232
Series A, 6.25%, 1/1/2009 (a)	6,735,000	6,903,240
Series A, 6.25%, 1/1/2015 (a)	28,725,000	31,856,599
Chicago, IL, School District General Obligation Lease, Public Housing Revenue, Series A, 5.25%, 12/1/2011 (a) (b)	9,705,000	10,298,752
Chicago, IL, School District General Obligation, Board of Education:
Series B, Zero Coupon, 12/1/2009 (a)	7,615,000	7,320,680
Series A, Zero Coupon, 12/1/2014 (a)	2,000,000	1,540,280
Chicago, IL, School District Revenue Lease, Board of Education, 6.25%, 12/1/2011 (a)	1,600,000	1,783,696
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012 (a)	6,350,000	5,401,818
Zero Coupon, 11/1/2018 (a)	5,165,000	3,190,266
5.375%, 1/1/2013 (a)	3,215,000	3,423,943
Cook & Du Page Counties, IL, High School District No. 210:
ETM, Zero Coupon, 12/1/2009 (a)	2,575,000	2,483,587
Zero Coupon, 12/1/2009 (a)	285,000	274,270
Cook County, IL, County General Obligation:
6.5%, 11/15/2013 (a)	21,220,000	24,660,823
6.5%, 11/15/2014 (a)	18,560,000	21,903,770
Illinois, Health Facilities Authority, ETM, 7.0%, 2/15/2009	815,000	841,284
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015 (a)	3,300,000	2,533,344
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,012,880
6.0%, 8/15/2009 (a)	1,640,000	1,705,272
6.25%, 8/15/2013 (a)	3,400,000	3,658,230
Series A, 6.25%, 1/1/2015 (a)	15,295,000	16,708,870
6.4%, 6/1/2008 (a)	1,350,000	1,350,162
Illinois, Metropolitan Pier and Exposition Authority:
Series A, ETM, Zero Coupon, 6/15/2011 (a)	2,900,000	2,651,267
Series A, Zero Coupon, 6/15/2011 (a)	895,000	814,423
Illinois, Municipal Electric Agency Power Supply:
Series A, 5.25%, 2/1/2023 (a)	3,500,000	3,602,865
Series A, 5.25%, 2/1/2024 (a)	2,500,000	2,568,125
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014 (a)	5,000,000	5,478,400
Illinois, Project Revenue, Zero Coupon, 1/1/2014 (a)	17,975,000	14,502,410
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016 (a)	10,000,000	7,194,300
Illinois, Regional Transportation Authority, Series A, 6.7%, 11/1/2021 (a)	25,800,000	30,928,782
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2011 (a)	3,000,000	3,199,260
6.25%, 12/15/2020 (a)	6,975,000	8,091,349
Series A, 6.5%, 12/15/2008 (a)	5,255,000	5,385,482
Series P, 6.5%, 6/15/2013	1,805,000	1,961,006
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2013 (a)	7,565,000	6,313,900
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018 (a)	6,660,000	4,200,728
Illinois, State General Obligation, 5.5%, 5/1/2016 (a)	2,500,000	2,830,225
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012 (a)	1,795,000	1,948,885
Kane Cook & Du Page Counties, IL, School District General Obligation:
Series B, Zero Coupon, 1/1/2011 (a)	1,040,000	960,710
Series B, Zero Coupon, 1/1/2012 (a)	1,300,000	1,151,956
Series B, Zero Coupon, 1/1/2013 (a)	4,595,000	3,903,177
Kane County, IL, School District General Obligation, Aurora West Side, Series A, 6.5%, 2/1/2010 (a)	1,775,000	1,875,039
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017 (a)	1,885,000	2,275,327
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013 (a)	5,880,000	4,677,070
Series B, Zero Coupon, 12/1/2014 (a)	5,985,000	4,510,595
Skokie, IL, Other General Obligation, Park District, Series B, Zero Coupon, 12/1/2011 (a)	3,000,000	2,676,870
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,155,000	1,159,331
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2011 (a)	4,145,000	3,682,045
Series B, Zero Coupon, 12/1/2012 (a)	2,480,000	2,101,031
Series B, Zero Coupon, 12/1/2013 (a)	12,030,000	9,712,420
Series B, Zero Coupon, 12/1/2014 (a)	10,255,000	7,857,689
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, Zero Coupon, 11/1/2015 (a)	8,000,000	5,989,200
Winnebago County, IL, School District General Obligation, District No. 122 Harlem-Loves, 6.55%, 6/1/2010 (a)	1,825,000	1,956,656
		434,993,989
Indiana 1.5%
Indiana, Electric Revenue, Municipal Power Agency:
Series B, 5.5%, 1/1/2016 (a)	10,160,000	11,016,285
Series B, 6.0%, 1/1/2012 (a)	1,750,000	1,901,095
Indiana, Health Facilities Financing Authority, ETM, 6.0%, 7/1/2010 (a)	1,035,000	1,110,462
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	1,880,361
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,660,000	4,882,655
Prerefunded, ETM, 6.0%, 7/1/2008 (a)	945,000	948,251
ETM, 6.0%, 7/1/2008 (a)	300,000	300,966
Prerefunded, ETM, 6.0%, 7/1/2009 (a)	980,000	1,021,297
ETM, 6.0%, 7/1/2009 (a)	310,000	321,783
ETM, 6.0%, 7/1/2010 (a)	325,000	346,265
Prerefunded, ETM, 6.0%, 7/1/2011 (a)	1,100,000	1,204,885
ETM, 6.0%, 7/1/2011 (a)	345,000	373,901
Prerefunded, ETM, 6.0%, 7/1/2012 (a)	1,165,000	1,297,239
ETM, 6.0%, 7/1/2012 (a)	370,000	406,105
Prerefunded, ETM, 6.0%, 7/1/2013 (a)	1,230,000	1,391,979
ETM, 6.0%, 7/1/2013 (a)	390,000	433,516
Prerefunded, ETM, 6.0%, 7/1/2014 (a)	1,310,000	1,504,705
ETM, 6.0%, 7/1/2014 (a)	410,000	460,717
Prerefunded, ETM, 6.0%, 7/1/2015 (a)	1,385,000	1,612,389
ETM, 6.0%, 7/1/2015 (a)	440,000	498,164
Prerefunded, ETM, 6.0%, 7/1/2016 (a)	1,470,000	1,726,250
6.0%, 7/1/2016 (a)	465,000	529,728
Prerefunded, ETM, 6.0%, 7/1/2017 (a)	1,560,000	1,846,572
ETM, 6.0%, 7/1/2017 (a)	490,000	561,011
Prerefunded, ETM, 6.0%, 7/1/2018 (a)	1,655,000	1,966,041
ETM, 6.0%, 7/1/2018 (a)	520,000	597,449
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	3,120,000	3,609,403
Indiana, Transportation/Tolls Revenue, Transportation Authority:
Series A, 5.75%, 6/1/2012 (a) (b)	4,550,000	5,002,952
Series A, Prerefunded, 7.25%, 6/1/2015	880,000	960,986
Indiana, Transportation/Tolls Revenue, Transportation Finance Authority, Series A, ETM, 5.75%, 6/1/2012 (a)	450,000	486,621
Merrillville, IN, School District Revenue Lease, Multiple School Building Corp., First Mortgage, Zero Coupon, 1/15/2011 (a)	4,000,000	3,691,120
		53,891,153
Iowa 0.2%
Iowa, Project Revenue, 5.5%, 2/15/2016 (a)	6,645,000	7,442,333
Kansas 0.6%
Johnson County, KS, School District General Obligation, Series B, 5.5%, 9/1/2015 (a)	1,860,000	2,103,474
Kansas, Pollution Control Revenue, Development Financing Authority:
Series II, 5.5%, 5/1/2014	2,000,000	2,248,500
Series II, 5.5%, 11/1/2015	1,000,000	1,139,680
Series II, 5.5%, 11/1/2017	1,000,000	1,150,440
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	12,000,000	13,446,720
Saline County, KS, Unified School District No. 305:
Prerefunded, 5.5%, 9/1/2017 (a)	2,465,000	2,655,766
5.5%, 9/1/2017 (a)	775,000	832,513
		23,577,093
Kentucky 2.1%
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, Prerefunded, ETM, 5.6%, 10/1/2012 (a)	4,560,000	5,037,523
Series C, 5.6%, 10/1/2012 (a)	9,110,000	9,955,408
Series C, Prerefunded, ETM, 5.7%, 10/1/2013 (a)	2,750,000	3,092,540
Series C, 5.7%, 10/1/2013 (a)	5,495,000	6,092,306
Series C, Prerefunded, 5.8%, 10/1/2014 (a)	1,710,000	1,942,218
Series C, 5.8%, 10/1/2014 (a)	3,420,000	3,813,061
Series C, Prerefunded, 5.85%, 10/1/2015 (a)	1,745,000	1,986,211
Series C, 5.85%, 10/1/2015 (a)	3,490,000	3,870,794
Series C, Prerefunded, 5.9%, 10/1/2016 (a)	2,170,000	2,475,254
Series C, 5.9%, 10/1/2016 (a)	4,330,000	4,786,252
Kentucky, Project Revenue:
5.5%, 8/1/2017 (a)	6,770,000	7,576,307
5.5%, 8/1/2018 (a)	5,000,000	5,599,550
5.5%, 8/1/2019 (a)	6,870,000	7,686,019
5.5%, 8/1/2020 (a)	4,320,000	4,861,080
Kentucky, State Agency Revenue Lease, Property and Buildings Project No. 69, Series A, 5.375%, 8/1/2016 (a)	2,095,000	2,238,445
Kentucky, State Agency Revenue Lease, Property and Buildings Project No. 71, 5.5%, 8/1/2015	4,000,000	4,493,200
		75,506,168
Louisiana 0.3%
Jefferson, LA, Sales & Special Tax Revenue:
5.75%, 12/1/2015 (a)	2,335,000	2,605,463
5.75%, 12/1/2016 (a)	2,465,000	2,750,521
5.75%, 12/1/2017 (a)	2,610,000	2,912,316
5.75%, 12/1/2018 (a)	2,760,000	3,079,691
Orleans, LA, Sales & Special Tax Revenue, Levee District Improvement Project, 5.95%, 11/1/2014 (a)	1,055,000	1,062,322
		12,410,313
Maryland 0.2%
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012 (a)	3,100,000	3,378,163
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	4,000,000	4,395,560
		7,773,723
Massachusetts 6.1%
Massachusetts, Airport Revenue, Port Authority, Series B, AMT, 5.5%, 7/1/2012 (a)	3,025,000	3,138,710
Massachusetts, Airport Revenue, Port Authority, Delta Air Lines, Inc. Project, Series A, AMT, 5.5%, 1/1/2017 (a)	4,000,000	3,841,200
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	17,450,000	20,032,425
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014 (b)	5,500,000	6,526,190
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (a)	760,000	811,004
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,755,000	4,799,602
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	930,000	1,178,766
Massachusetts, Port Authority Revenue, Delta Air Lines, Inc. Project, Series A, AMT, 5.5%, 1/1/2018 (a)	5,000,000	4,742,650
Massachusetts, Project Revenue, 9.2%, 12/15/2031	17,000,000	21,386,170
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, 9.15%, 12/15/2023	3,000,000	3,767,910
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, Zero Coupon, 12/15/2014	27,680,000	21,641,054
Massachusetts, State Development Finance Agency, Resource Recovery Revenue:
Series A, 5.625%, 1/1/2015 (a)	4,000,000	4,310,880
Series A, 5.625%, 1/1/2016 (a)	2,750,000	2,963,730
Massachusetts, State General Obligation, College Building Authority Project, Series A, 7.5%, 5/1/2010	4,110,000	4,499,340
Massachusetts, State General Obligation, Consolidated Loan:
Series D, 5.5%, 11/1/2018 (a)	4,000,000	4,594,200
Series D, 5.5%, 11/1/2019 (a)	7,500,000	8,599,350
Series D, 5.5%, 11/1/2020 (a)	2,000,000	2,291,740
Massachusetts, State General Obligation, Transportation Authority, Series A, 5.875%, 3/1/2015	10,075,000	11,399,459
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	10,442,700
Massachusetts, State Water Resource Authority:
Prerefunded, Series C, ETM, 6.0%, 12/1/2011	6,095,000	6,585,526
Series C, 6.0%, 12/1/2011	3,905,000	4,219,782
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018 (a)	10,000,000	6,588,800
Massachusetts, Water & Sewer Revenue, Water Authority:
Series J, 5.5%, 8/1/2020 (a)	34,315,000	39,141,748
Series J, 5.5%, 8/1/2021 (a)	5,685,000	6,478,399
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series A, ETM, 6.5%, 7/15/2009	2,625,000	2,756,197
Series A, ETM, 6.5%, 7/15/2019	13,710,000	16,291,045
		223,028,577
Michigan 1.3%
Detroit, MI, Core City General Obligation, Series B, 6.0%, 4/1/2016 (a)	2,865,000	3,082,683
Detroit, MI, School District General Obligation, Series C, 5.25%, 5/1/2014 (a)	1,000,000	1,101,230
Detroit, MI, Sewer Disposal Revenue, Series D, 2.407%**, 7/1/2032 (a)	6,395,000	5,179,950
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016 (a)	2,760,000	2,893,805
Series A-1, 5.375%, 4/1/2018 (a)	3,000,000	3,122,040
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015 (a)	8,710,000	6,451,932
Grand Rapids, MI, Water & Sewer Revenue, Water Supply, 5.75%, 1/1/2016 (a)	2,955,000	3,123,937
Michigan, Electric Revenue, Series A, 5.25%, 1/1/2018 (a)	11,000,000	12,261,700
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2017	7,000,000	7,956,620
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	1,290,000	1,358,280
		46,532,177
Minnesota 0.3%
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,789,342
Series A, ETM, 5.75%, 7/1/2018	6,760,000	7,926,844
		11,716,186
Mississippi 0.1%
Warren County, MS, Gulf Opportunity, International Paper Co., Series A, 5.5%, 9/1/2031	5,000,000	4,608,950
Missouri 0.8%
Missouri, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	10,000,000	11,348,400
Missouri, Water & Sewer Revenue, Environmental Improvement and Energy Resource Authority:
Series B, 5.5%, 7/1/2014	3,000,000	3,378,750
Series B, 5.5%, 7/1/2015	3,500,000	3,973,410
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016 (a)	6,895,000	4,798,368
St. Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	2,925,000	3,147,476
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015 (a)	4,200,000	3,092,628
		29,739,032
Montana 0.1%
Montana, State Board of Regents Higher Education Revenue, University of Montana:
Series F, Prerefunded, 6.0%, 5/15/2019 (a)	455,000	495,718
Series F, 6.0%, 5/15/2019 (a)	4,545,000	4,866,013
		5,361,731
Nebraska 0.4%
Omaha, NE, Core City General Obligation, Series A, ETM, 6.5%, 12/1/2018	1,000,000	1,243,330
Omaha, NE, Public Power District, Electric Revenue, Series B, ETM, 6.2%, 2/1/2017	4,700,000	5,430,803
Omaha, NE, School District General Obligation, ETM:
Series A, 6.5%, 12/1/2015	1,480,000	1,788,447
Series A, 6.5%, 12/1/2016	1,000,000	1,221,460
Series A, 6.5%, 12/1/2017	4,000,000	4,943,280
		14,627,320
Nevada 0.7%
Clark County, NV, Airport Revenue, Airport Jet Aviation Fuel, AMT:
Series C, 5.375%, 7/1/2018 (a)	1,500,000	1,532,685
Series C, 5.375%, 7/1/2019 (a)	1,100,000	1,118,029
Series C, 5.375%, 7/1/2020 (a)	1,100,000	1,113,101
Henderson, NV, Health Care Facility Revenue, Catholic West:
Series A, Prerefunded, 5.375%, 7/1/2026	3,410,000	3,452,864
Series A, 5.375%, 7/1/2026	11,590,000	11,739,395
Las Vegas, NV, Transportation/Tolls Revenue, Monorail Department Business and Industry:
Zero Coupon, 1/1/2013 (a)	5,000,000	3,667,250
7.375%, 1/1/2040	15,000,000	4,756,200
		27,379,524
New Jersey 5.4%
Atlantic City, NJ, School District General Obligation, Board of Education, 6.1%, 12/1/2014 (a)	4,500,000	5,233,995
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
5.5%, 6/15/2031	3,000,000	2,891,460
5.75%, 6/15/2034	2,455,000	2,396,669
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022 (a)	7,140,000	7,452,661
Series A, 5.0%, 7/1/2023 (a)	8,845,000	9,201,984
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, 5.8%, 11/1/2023 (a)	5,000,000	5,632,150
New Jersey, Highway Authority Revenue, Garden State Parkway, ETM, 6.5%, 1/1/2011	1,485,000	1,569,779
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	951,850
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	7,370,000	7,935,574
New Jersey, Special Assessment Revenue, 6.75%, 6/1/2039	25,480,000	29,596,549
New Jersey, State Agency General Obligation Lease, Transportation Trust Fund Authority, Series A, ETM, 5.625%, 6/15/2014	3,555,000	4,026,606
New Jersey, State General Obligation, Series H, 5.25%, 7/1/2017	14,665,000	16,435,065
New Jersey, State Turnpike Authority Revenue:
Series C-2005, ETM, 6.5%, 1/1/2016 (a)	3,150,000	3,656,520
Series C-2005, 6.5%, 1/1/2016 (a)	9,235,000	10,670,014
Series C, ETM, 6.5%, 1/1/2016 (a)	6,025,000	6,993,820
New Jersey, Tobacco Settlement Financing Corp.:
Series 1-A, 5.0%, 6/1/2041	10,500,000	8,149,785
6.25%, 6/1/2043	18,000,000	20,495,340
New Jersey, Transportation/Tolls Revenue, Series A, 5.75%, 6/15/2017	8,000,000	9,268,400
New Jersey, Turnpike Authority Revenue, Series C, Prerefunded, ETM, 6.5%, 1/1/2016 (a)	38,720,000	44,946,176
		197,504,397
New Mexico 0.1%
Albuquerque, NM, Hospital & Healthcare Revenue, Southwest Community Health Services, Prerefunded, 10.125%, 8/1/2012	2,235,000	2,263,653
New Mexico, Single Family Housing Revenue, Mortgage Finance Authority, Series E2, AMT, 6.8%, 3/1/2031	2,275,000	2,314,198
		4,577,851
New York 6.0%
Monroe County, NY, Airport Authority Revenue, Greater Rochester International, AMT:
5.75%, 1/1/2014 (a)	4,010,000	4,302,008
5.75%, 1/1/2015 (a)	5,030,000	5,411,425
5.875%, 1/1/2016 (a)	3,830,000	4,148,503
New York, Electric Revenue, ETM, Zero Coupon, 6/1/2009 (a)	2,050,000	2,005,495
New York, Higher Education Revenue, 5.75%, 7/1/2013	10,000,000	10,845,700
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019 (a)	11,860,000	13,055,132
New York, Higher Education Revenue, Dormitory Authority, City University:
Series A, 5.625%, 7/1/2016 (a)	5,075,000	5,682,579
Series B, 6.0%, 7/1/2014 (a) (b)	7,000,000	7,572,600
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,659,825
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,164,040
New York, Senior Care Revenue, Metropolitan Transportation Authority, Series O, ETM, 5.75%, 7/1/2013 (a) (b)	6,775,000	7,298,030
New York, State Agency General Obligation Lease, Dormitory Authority, City University:
Series D, ETM, 7.0%, 7/1/2009 (a)	1,175,000	1,206,690
Series C, 7.5%, 7/1/2010 (a)	3,185,000	3,348,231
New York, State Agency General Obligation Lease, Metropolitan Transportation Authority, Series A, ETM, 6.0%, 4/1/2020 (a)	5,000,000	5,902,050
New York, State Agency General Obligation Lease, Urban Development Authority, Correctional Facilities, Series A, 6.5%, 1/1/2011 (a)	4,500,000	4,924,260
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,113,108
New York, State Dormitory Authority, Personal Income Tax Revenue, Series F, 5.0%, 3/15/2019 (a)	3,000,000	3,209,280
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,168,633
New York, State General Obligation, Tobacco Settlement Financing Corp.:
Series A-1, 5.25%, 6/1/2022 (a)	2,600,000	2,705,612
Series A-1, 5.5%, 6/1/2019	6,850,000	7,257,575
New York, Tobacco Settlement Financing Corp., Series B-1C, 5.5%, 6/1/2019	10,000,000	10,595,000
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority, 5.5%, 11/15/2018 (a)	5,000,000	5,354,800
New York, Transportation/Tolls Revenue, Transportation Authority:
Series E, 5.5%, 11/15/2020 (a)	3,750,000	4,006,725
Series E, 5.5%, 11/15/2021 (a)	6,000,000	6,410,760
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, ETM, 5.5%, 1/1/2017	5,050,000	5,621,307
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	4,560,000	4,577,054
New York City, NY, Industrial Development Agency Revenue, Liberty-7, World Trade Center, Series A, 6.25%, 3/1/2015	10,000,000	10,120,200
New York City, NY, Industrial Development Agency, Special Facility Revenue, American Airlines, JFK International Airport, AMT, 7.75%, 8/1/2031	16,500,000	15,675,165
New York, NY, Core City General Obligation:
Series G, Zero Coupon, 8/1/2009 (a)	4,995,000	4,855,739
Series F, 5.25%, 8/1/2016	5,000,000	5,296,200
Series A, 5.75%, 8/1/2016	6,350,000	6,925,754
New York, NY, General Obligation:
Series D, 5.0%, 8/1/2019	6,930,000	7,303,943
Series A, 6.5%, 5/15/2012	770,000	824,478
Series G, Prerefunded, ETM, 6.75%, 2/1/2009	105,000	108,388
Series G, 6.75%, 2/1/2009	1,895,000	1,952,551
New York, NY, State General Obligation, Series A, 5.25%, 3/15/2015	2,500,000	2,665,500
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Series A, 5.375%, 6/15/2019	25,000,000	26,601,750
		220,876,090
North Carolina 1.5%
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,541,849
Charlotte, NC, Water & Sewer Revenue:
5.5%, 6/1/2014	3,105,000	3,355,542
5.5%, 6/1/2017	3,255,000	3,509,834
North Carolina, Electric Revenue, 5.25%, 1/1/2020 (a)	4,000,000	4,168,320
North Carolina, Electric Revenue, Catawba Municipal Power Agency, 6.0%, 1/1/2011 (a)	8,235,000	8,817,462
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018 (a)	8,775,000	9,826,596
Series B, 6.0%, 1/1/2022 (a)	18,775,000	20,864,658
		55,084,261
Ohio 2.9%
Akron, OH, Higher Education Revenue, Prerefunded, 5.75%, 1/1/2013 (a)	2,365,000	2,516,620
Akron, OH, Project Revenue, Economic Development, 6.0%, 12/1/2012 (a)	1,000,000	1,085,050
Avon, OH, School District General Obligation, 6.5%, 12/1/2015 (a)	940,000	1,113,364
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015 (a)	1,500,000	1,742,940
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012 (a)	420,000	362,351
Buckeye, OH, Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/1/2030	47,025,000	42,693,057
Cincinnati, OH, Higher Education Revenue, General Receipts:
Series T, 5.5%, 6/1/2012	1,280,000	1,395,456
Series A, 5.75%, 6/1/2015 (a)	2,000,000	2,194,780
Series A, 5.75%, 6/1/2016 (a)	1,500,000	1,646,085
Cleveland, OH, Electric Revenue, Public Power Systems Revenue, Series 1, 6.0%, 11/15/2011 (a)	1,050,000	1,160,912
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	1,000,000	1,026,020
Cleveland, OH, Water & Sewer Revenue, Series J, 5.375%, 1/1/2016 (a)	2,000,000	2,140,620
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	500,000	568,045
Dublin City, OH, School District General Obligation, Capital Appreciation, ETM, Zero Coupon, 12/1/2011 (a)	1,095,000	987,909
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	65,000	68,734
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017 (a)	320,000	380,330
Franklin County, OH, Hospital & Healthcare Revenue, Presbyterian Services:
5.25%, 7/1/2008	500,000	500,105
5.5%, 7/1/2017	1,000,000	992,550
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	500,000	563,035
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities Revenue, Series A, 7.0%, 5/15/2014*	3,555,000	3,313,402
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025*	4,405,000	3,874,814
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012 (a)	1,655,000	1,412,675
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012 (a)	1,005,000	859,365
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014 (a)	570,000	450,933
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012 (a)	255,000	214,738
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	535,000	564,452
Napoleon, OH, Hospital & Healthcare Revenue, Lutheran Orphans Home, 6.875%, 8/1/2023	270,000	270,508
North Olmstead, OH, Other General Obligation, 6.2%, 12/1/2011 (a)	2,000,000	2,131,520
Ohio, Higher Education Revenue, Series A, ETM, 6.5%, 7/1/2008	2,325,000	2,334,044
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,147,340
Series B, 6.5%, 10/1/2020	2,250,000	2,712,217
Ohio, Higher Education Revenue, University of Ohio, General Receipts, 5.75%, 6/1/2016 (a)	1,250,000	1,345,575
Ohio, Mortgage Revenue, Single Family Housing Finance Agency, Prerefunded, Zero Coupon, 1/15/2015 (a)	7,875,000	5,588,817
Ohio, School District General Obligation, 6.0%, 12/1/2019 (a)	475,000	544,835
Ohio, State General Obligation, 6.0%, 8/1/2010	1,000,000	1,076,060
Ohio, Transportation/Tolls Revenue, Series A, 5.5%, 2/15/2017 (a)	6,925,000	7,809,599
Ohio, Water & Sewer Revenue, Bay Shore Project, Series A, AMT, 5.875%, 9/1/2020	3,650,000	3,553,384
Springboro, OH, School District General Obligation, Community City School District, 6.0%, 12/1/2011 (a)	415,000	439,124
Toledo, OH, Other General Obligation, Macys Project, Series A, AMT, 6.35%, 12/1/2025 (a)	1,000,000	1,018,540
Wayne, OH, School District General Obligation:
6.45%, 12/1/2011 (a)	125,000	134,676
6.6%, 12/1/2016 (a)	200,000	233,418
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013 (a)	930,000	763,921
		104,931,920
Oklahoma 0.8%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 6.0%, 8/15/2014	2,420,000	2,541,629
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023 (a)	23,125,000	26,448,756
		28,990,385
Oregon 0.1%
Chemeketa, OR, School District General Obligation, ETM, 5.5%, 6/1/2015 (a)	2,600,000	2,954,692
Pennsylvania 2.8%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport:
Series A-1, AMT, 5.75%, 1/1/2011 (a)	3,000,000	3,141,180
Series A, 5.75%, 1/1/2013 (a)	9,400,000	9,997,652
Series A-1, AMT, 5.75%, 1/1/2014 (a)	10,500,000	11,221,665
Allegheny County, PA, Port Authority Revenue:
5.5%, 3/1/2015 (a)	2,000,000	2,124,440
5.5%, 3/1/2016 (a)	1,000,000	1,062,220
5.5%, 3/1/2017 (a)	1,000,000	1,062,220
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014 (a)	1,000,000	1,076,580
Bucks County, PA, Water & Sewer Authority Revenue, ETM, 6.375%, 12/1/2008	15,000	15,290
Erie County, PA, Industrial Development Revenue, Pollution Control, Series A, 5.3%, 4/1/2012	1,000,000	1,017,090
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017 (a)	3,700,000	2,465,088
Indiana County, PA, Pollution Control Revenue, Industrial Development Authority, 5.35%, 11/1/2010 (a)	1,000,000	1,057,060
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	1,000,000	1,041,770
New Castle, PA, Hospital & Healthcare Revenue, Area Hospital Authority, Jameson Memorial Hospital, 6.0%, 7/1/2010 (a)	845,000	900,635
Pennsylvania, Core City General Obligation, Regional Finance Authority Local Government, 5.75%, 7/1/2032	28,000,000	32,166,680
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	7,340,000	7,777,537
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019 (a)	2,200,000	2,603,084
Pennsylvania, State Agency Revenue Lease, Industrial Development Authority, Economic Development, 5.8%, 7/1/2008 (a)	4,875,000	4,889,137
Pennsylvania, State General Obligation:
Series A, 5.0%, 8/1/2022	140,000	149,542
6.25%, 7/1/2010	1,000,000	1,077,640
Pennsylvania, Transportation/Tolls Revenue, Community Turnpike, Series S, 5.625%, 6/1/2014	3,750,000	4,058,063
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014 (a)	1,750,000	1,908,690
Philadelphia, PA, Water & Sewer Revenue, 6.25%, 8/1/2010 (a)	1,000,000	1,066,200
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014 (a)	1,500,000	1,583,025
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014 (a)	115,000	130,538
Westmoreland County, PA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.375%, 7/1/2011 (a)	5,120,000	5,310,566
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017 (a)	6,230,000	4,189,800
		103,093,392
Puerto Rico 2.5%
Puerto Rico, Electric Revenue, 5.375%, 7/1/2018 (a)	8,710,000	9,163,268
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,151,450
Puerto Rico Commonwealth, General Obligation:
Series A, 5.5%, 7/1/2019 (a)	7,440,000	7,972,630
Series A, 5.5%, 7/1/2019 (a)	22,650,000	24,271,514
Series A, 5.5%, 7/1/2021 (a)	6,000,000	6,407,340
6.0%, 7/1/2013 (a)	5,000,000	5,509,050
6.0%, 7/1/2014 (a)	10,000,000	11,116,200
6.0%, 7/1/2016 (a)	2,000,000	2,247,500
6.25%, 7/1/2013 (a)	1,850,000	2,059,568
Puerto Rico Commonwealth, Highway & Transportation Authority Revenue, 5.5%, 7/1/2028 (a)	19,545,000	21,084,364
		90,982,884
Rhode Island 1.0%
Rhode Island, Economic Protection Corp., Special Obligation:
Series B, ETM, 5.8%, 8/1/2011 (a)	1,025,000	1,120,694
Series B, ETM, 5.8%, 8/1/2012 (a)	2,500,000	2,775,625
Series B, ETM, 5.8%, 8/1/2013 (a) (b)	7,340,000	8,276,584
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015 (a)	22,000,000	23,539,780
Rhode Island, Water & Sewer Revenue, Clean Water Protection Agency, Revolving Fund, Series A, 5.4%, 10/1/2015 (a)	2,000,000	2,160,540
		37,873,223
South Carolina 0.9%
Lexington County, SC, Hospital & Healthcare Revenue, 5.5%, 11/1/2032	4,515,000	4,981,038
Piedmont, SC, Electric Revenue, Municipal Power Agency:
5.5%, 1/1/2012 (a)	2,810,000	3,008,527
Series A, ETM, 6.5%, 1/1/2016 (a)	430,000	517,346
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
Series C, Prerefunded, 7.0%, 8/1/2030	6,885,000	8,115,556
Series C, 7.0%, 8/1/2030	855,000	1,005,591
Series A, Prerefunded, 7.375%, 12/15/2021	4,500,000	5,115,285
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
Prerefunded, ETM, 6.75%, 1/1/2019 (a)	1,460,000	1,828,825
6.75%, 1/1/2019 (a)	2,065,000	2,454,707
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	7,320,000	7,317,731
		34,344,606
Tennessee 1.4%
Knox County, TN, Health Educational & Housing Facilities Board, Hospital Revenue, Fort Sanders Alliance, 5.75%, 1/1/2012 (a)	17,880,000	19,106,032
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2011 (a)	15,405,000	16,297,412
5.75%, 1/1/2014 (a)	2,000,000	2,176,720
6.25%, 1/1/2013 (a)	4,000,000	4,394,600
7.25%, 1/1/2009 (a)	3,750,000	3,851,137
Shelby County, TN, County General Obligation, Zero Coupon, 8/1/2014	4,965,000	3,940,075
		49,765,976
Texas 7.6%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	3,250,000	3,224,878
Austin, TX, Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 6.413%, 4/1/2027 (c)	21,495,000	15,900,496
Austin, TX, School District General Obligation, Independent School District, 5.0%, 8/1/2015	2,000,000	2,206,400
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012 (a)	13,520,000	11,534,182
Boerne, TX, School District General Obligation Lease, Independent School District:
Zero Coupon, 2/1/2014	2,785,000	2,254,151
Zero Coupon, 2/1/2016	3,285,000	2,409,022
Brownsville, TX, Electric Revenue, Utility Systems, ETM, 6.25%, 9/1/2010 (a)	4,085,000	4,430,999
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2012	5,750,000	5,072,362
Series A, Zero Coupon, 2/15/2013	8,840,000	7,474,750
Series A, Zero Coupon, 2/15/2014	6,000,000	4,848,780
Dallas County, TX, Utility & Reclamation District:
5.25%, 2/15/2018 (a)	7,830,000	8,185,952
5.25%, 2/15/2019 (a)	8,220,000	8,572,227
5.25%, 2/15/2020 (a)	10,250,000	10,613,977
Dallas, TX, Single Family Housing Revenue, Zero Coupon, 10/1/2016 (a)	865,000	370,679
Grapevine-Colleyville, TX, School District General Obligation, Zero Coupon, 8/15/2010	2,160,000	2,034,007
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017 (a)	3,910,000	2,630,726
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Medical Center Project, 6.25%, 5/15/2010 (a)	3,000,000	3,198,810
Hidalgo County, TX, Health Services, Mission Hospital:
Prerefunded, 6.875%, 8/15/2026	1,320,000	1,333,187
6.875%, 8/15/2026	1,560,000	1,568,143
Houston, TX, Airport Systems Revenue, Series B, 5.0%, 7/1/2027 (a)	21,030,000	20,749,249
Houston, TX, Utility Systems Revenue:
Series A, 5.25%, 5/15/2020 (a)	8,000,000	8,640,160
Series A, 5.25%, 5/15/2021 (a)	10,000,000	10,746,600
Series A, 5.25%, 5/15/2022 (a)	30,000,000	32,073,300
Houston, TX, Water & Sewer Revenue:
Series C, Zero Coupon, 12/1/2009 (a)	14,750,000	14,188,320
Series C, Zero Coupon, 12/1/2010 (a)	5,000,000	4,662,400
Series C, Zero Coupon, 12/1/2012 (a)	4,350,000	3,709,811
Series A, 5.5%, 12/1/2016 (a)	10,000,000	10,788,800
Lubbock, TX, Health Facilities Development Corp., Methodist Hospital, Series B, ETM, 5.625%, 12/1/2008 (a)	4,400,000	4,481,972
North Texas, Tollway Authority Revenue, First Tier, Series A, 5.625%, 1/1/2033	6,500,000	6,671,600
Northeast, TX, Hospital & Healthcare Revenue, Northeast Medical Center, 6.0%, 5/15/2010 (a)	2,180,000	2,316,294
Northside, TX, General Obligation Independent School District:
Prerefunded, 5.5%, 2/15/2014	1,420,000	1,526,188
5.5%, 2/15/2014	1,265,000	1,344,379
Texas, Electric Revenue:
ETM, Zero Coupon, 9/1/2017 (a)	120,000	82,603
Zero Coupon, 9/1/2017 (a)	5,880,000	3,875,390
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016 (a)	18,300,000	12,777,792
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 2.576%**, 12/15/2026	21,300,000	15,975,000
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016 (a)	375,000	272,138
Texas, Other General Obligation, 7.0%, 9/15/2012	4,871,212	4,943,793
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue, 5.5%, 8/1/2025	10,000,000	10,166,300
Texas, School District General Obligation, Community College District, 5.5%, 8/15/2014 (a)	3,145,000	3,404,966
Texas, Water & Sewer Revenue, Water Development Board, Series A, 5.625%, 7/15/2015	1,000,000	1,057,280
Waxahachie, TX, School District General Obligation, Independent School District:
Zero Coupon, 8/15/2012	4,120,000	3,567,632
Zero Coupon, 8/15/2013	2,060,000	1,709,347
		277,595,042
Utah 0.1%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015 (a)	1,230,000	1,556,516
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	26,493
Salt Lake City, UT, Hospital & Healthcare Revenue, IHC Hospitals, Inc., 6.15%, 2/15/2012	1,500,000	1,625,070
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012 (a)	540,000	540,967
		3,749,046
Vermont 0.3%
Burlington, VT, Electric Revenue:
5.375%, 7/1/2013 (a)	4,800,000	5,170,992
5.375%, 7/1/2014 (a)	5,055,000	5,416,786
		10,587,778
Virgin Islands 0.0%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	1,500,000	1,654,305
Virginia 0.8%
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,166,420
Fairfax County, VA, Hospital & Healthcare Revenue, Economic Development Finance Authority, Series A, 7.5%, 10/1/2029	7,100,000	7,714,008
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017 (a)	5,500,000	6,380,110
Virginia, Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/2047	4,800,000	3,680,544
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018 (a)	3,000,000	3,225,630
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015 (a)	5,700,000	6,270,171
		29,436,883
Washington 2.7%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014 (a)	12,685,000	9,986,266
Clark County, WA, General Obligation Hockinson School District No. 98:
6.125%, 12/1/2011 (a)	1,515,000	1,636,442
Prerefunded, 6.125%, 12/1/2011 (a)	1,675,000	1,824,025
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017 (a)	6,725,000	4,444,149
King and Snohomish Counties, WA, School District General Obligation, No. 417 Northshore, 5.6%, 12/1/2010 (a)	1,650,000	1,735,586
Port Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2014 (a)	4,000,000	4,316,920
Seattle, WA, Airport Revenue, Series B, AMT, 6.0%, 2/1/2012 (a)	1,765,000	1,875,895
Skagit County, WA, School District General Obligation, District No. 100 Burlington Edison, 5.625%, 12/1/2015 (a)	4,925,000	5,284,673
Snohomish County, WA, School District General Obligation, 5.75%, 12/1/2011 (a)	3,485,000	3,818,793
Spokane County, WA, School District General Obligation, Series B, Zero Coupon, 12/1/2014 (a)	2,500,000	1,915,575
Washington, Electric Revenue, Series A, 5.5%, 7/1/2017 (a)	11,200,000	12,050,752
Washington, Electric Revenue, Public Power Supply System Nuclear Project # 2, ETM, 5.7%, 7/1/2008 (a)	1,270,000	1,274,191
Washington, Electric Revenue, Public Power Supply Systems:
Series A, Zero Coupon, 7/1/2010 (a)	5,860,000	5,538,872
Series A, Zero Coupon, 7/1/2011 (a)	4,200,000	3,834,726
Series B, 7.25%, 7/1/2009 (a)	5,540,000	5,693,624
Washington, Hospital & Healthcare Revenue, HealthCare Facilities Authority:
5.8%, 11/1/2008 (a)	4,865,000	4,937,780
5.8%, 11/1/2009 (a)	4,595,000	4,799,340
5.8%, 11/1/2010 (a)	2,100,000	2,247,357
Washington, State General Obligation, Series 5, Zero Coupon, 1/1/2017 (a)	4,535,000	3,152,551
Washington, State Health Care Facilities Authority Revenue, Series B, 5.0%, 2/15/2027 (a)	7,580,000	7,679,980
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	12,035,000	11,832,812
		99,880,309
West Virginia 0.1%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, 6.75%, 9/1/2030	590,000	651,036
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2030	2,410,000	2,659,314
		3,310,350
Wisconsin 2.0%
Milwaukee County, WI, Series A, Prerefunded, ETM, Zero Coupon, 12/1/2011 (a)	220,000	198,004
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
6.0%, 11/15/2008 (a)	4,085,000	4,158,162
6.1%, 8/15/2008 (a)	4,580,000	4,616,777
6.1%, 8/15/2009 (a)	2,000,000	2,085,180
Series B, ETM, 6.25%, 1/1/2022 (a)	4,420,000	5,123,753
Series C, ETM, 6.25%, 1/1/2022 (a)	7,720,000	9,071,386
Series AA, ETM, 6.4%, 6/1/2008 (a)	2,335,000	2,335,280
Series AA, ETM, 6.45%, 6/1/2009 (a)	2,485,000	2,587,332
Series AA, ETM, 6.45%, 6/1/2010 (a)	2,650,000	2,845,226
Series AA, ETM, 6.5%, 6/1/2011 (a)	2,820,000	3,099,434
Series AA, ETM, 6.5%, 6/1/2012 (a)	3,000,000	3,355,650
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc.:
Series A, 5.6%, 2/15/2029	17,800,000	17,284,690
6.875%, 4/15/2030	14,000,000	14,775,600
		71,536,474
Total Municipal Bonds and Notes (Cost $3,190,417,649)		3,372,892,314

Municipal Inverse Floating Rate Notes (d) 19.3%
Alabama 1.4%
Alabama, State Public School & College Authority, 5.0%, 12/1/2023 (e)	50,000,000	52,786,750
Trust: Alabama, State Public School & College Authority, Series 2200, 144A, 65.61%, 12/1/2023, Leverage Factor at purchase date: 20 to 1
California 3.0%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (e)	10,700,000	11,006,662
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-4, 144A, 14.6%, 4/1/2031, Leverage Factor at purchase date: 4 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (a) (e)	17,000,000	18,425,195
Trust: California, General Obligation, Economic Recovery, Series R-278, 144A, 8.155%, 7/1/2015, Leverage Factor at purchase date: 2 to 1
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (e)	12,096,881	12,877,876
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A, 32.892%, 12/1/2023, Leverage Factor at purchase date: 10 to 1
California, State Department of Water Resources, Power Supply Revenue, Series A, 5.375%, 5/1/2018 (a) (e)	11,250,000	12,395,925
Trust: California, State Department of Water Resources, Power Supply Revenue, Series 309, 144A, 8.885%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.25%, 7/1/2014 (a) (e)	11,955,000	13,106,565
Trust: California, State Economic Recovery, Series 926, 144A, 8.032%, 7/1/2014, Leverage Factor at purchase date: 2 to 1
California, State General Obligation, 5.0%, 6/1/2023 (a) (e)	25,000,000	26,390,500
Trust: California, State General Obligation, Series 2571, 144A, 64.28%, 6/1/2023, Leverage Factor at purchase date: 20 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (a) (c)	15,000,000	15,568,950
Trust: San Francisco, CA, Bay Area Rapid Transportation District, Series 2665, 144A, 32.9%, 8/1/2032, Leverage Factor at purchase date: 10 to 1
		109,771,673
Connecticut 0.7%
Connecticut, State Special Tax Obligation Revenue, Transportation Infrastructure, Series B, 5.375%, 10/1/2014 (a) (e)	16,780,000	17,981,364
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 8.89%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Revenue, Transportation Infrastructure, Series B, 5.375%, 10/1/2015 (a) (e)	4,000,000	4,286,380
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 8.89%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Revenue, Transportation Infrastructure, Series A, 5.375%, 10/1/2016 (a) (e)	2,100,000	2,277,639
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 8.89%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
Connecticut, State Special Tax Revenue, Transportation Infrastructure, Series A, 5.375%, 10/1/2017 (a) (e)	1,660,000	1,800,419
Trust: Connecticut, Sales & Special Tax Revenue, Series II-R-122, 144A, 8.89%, 10/1/2017, Leverage Factor at purchase date: 2 to 1
		26,345,802
District of Columbia 0.6%
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2016 (a) (e)	5,500,000	6,430,105
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 16, 144A, 10.115%, 10/1/2016, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2013 (a) (e)	2,420,000	2,757,106
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 13, 144A, 10.115%, 10/1/2013, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2015 (a) (e)	7,135,000	8,289,124
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 15, 144A, 10.123%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
District of Columbia, Water & Sewer Authority, Public Utility Revenue, 6.0%, 10/1/2014 (a) (e)	3,945,000	4,532,635
Trust: District of Columbia, Water & Sewer Authority, Public Utility Revenue, Series 14, 144A, 10.13%, 10/1/2014, Leverage Factor at purchase date: 2 to 1
		22,008,970
Florida 1.8%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (e)	30,130,000	32,277,100
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 63.596%, 7/1/2021, Leverage Factor at purchase date: 20 to 1
Lee County, FL, Airport Revenue, AMT, Series A, 6.0%, 10/1/2013 (a) (e)	7,920,000	8,374,370
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 10.01%, 10/1/2013, Leverage Factor at purchase date: 2 to 1
Lee County, FL, Airport Revenue, AMT, Series A, 6.0%, 10/1/2020 (a) (e)	2,820,000	2,965,611
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 10.01%, 10/1/2020, Leverage Factor at purchase date: 2 to 1
Lee County, FL, Airport Revenue, AMT, Series A, 6.125%, 10/1/2015 (a) (e)	3,000,000	3,173,520
Trust: Lee County, FL, Airport Revenue, AMT, Series 14, 144A, 10.26%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
Miami-Dade County,FL, Aviation Revenue, Miami International Airport, AMT, Series C, 5.25%, 10/1/2022 (a) (e)	20,000,000	20,383,000
Trust: Miami-Dade County, FL, Aviation Revenue, Series 2199-1, 144A, AMT, 69.09%, 10/1/2022, Leverage Factor at purchase date: 20 to 1
		67,173,601
Illinois 0.4%
Chicago, IL, Water Revenue, Second Lien, 5.0%, 11/1/2023 (a) (e)	14,275,000	15,134,061
Trust: Chicago, IL, Water Revenue, Series 2619, 144A, 12.064%, 11/1/2023, Leverage Factor at purchase date: 3.3 to 1
Massachusetts 1.5%
Massachusetts, State General Obligation, Series C, Prerefunded, 5.75%, 10/1/2015 (e)	12,190,000	13,070,179
Trust: Massachusetts, State General Obligation, RITES-PA 793, 144A, 9.665%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026 (a) (e)	20,000,000	20,942,400
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 33.35%, 8/1/2026, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027 (a) (e)	20,000,000	20,942,400
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 33.35%, 8/1/2027, Leverage Factor at purchase date: 10 to 1
		54,954,979
Michigan 0.2%
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023 (a) (e)	7,500,000	8,052,450
Trust: Michigan State, Series 2081, 144A, 15.45%, 9/15/2023, Leverage Factor at purchase date: 4 to 1
Nevada 1.3%
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (e)	16,121,277	17,044,658
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (e)	16,844,280	17,809,072
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (e)	10,878,667	11,501,766
Trust: Clark County, NV, Lehman Municipal Trust Receipts, Various States, Series K76W, 144A, 26.861%, 6/15/2021, Leverage Factor at purchase date: 8.5 to 1
		46,355,496
New Jersey 3.3%
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2013 (a) (e)	9,000,000	10,085,985
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2014 (a) (e)	8,000,000	8,965,320
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2015 (a) (e)	5,500,000	6,163,658
New Jersey, Highway Authority Revenue, Garden State Parkway, 5.5%, 1/1/2016 (a) (e)	7,370,000	8,259,301
Trust: New Jersey, Highway Authority Revenue, Garden State Parkway, Series 247, ETM, 144A, 9.162%, 1/1/2013, Leverage Factor at purchase date: 2 to 1
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2016 (e)	4,000,000	4,621,680
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2017 (e)	4,000,000	4,621,680
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2018 (e)	3,000,000	3,466,260
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020 (e)	11,000,000	12,709,620
Trust: New Jersey, State Agency Revenue, Transportation Trust Fund Authority, Residual Certificates, Series 224, 144A, 9.595%, 6/15/2016, Leverage Factor at purchase date: 2 to 1
New Jersey, State Transportation Corporate Certificates, Series B, 6.0%, 9/15/2015 (a) (e)	10,380,000	11,214,033
Trust: New Jersey, State Revenue Lease, Transportation Trust Fund Authority, RITES-PA 785, 144A, 10.175%, 9/15/2015, Leverage Factor at purchase date: 2 to 1
New Jersey, State Turnpike Authority Revenue, ETM, Prerefunded, Series C, 6.5%, 1/1/2016 (a) (e)	42,340,000	48,887,669
Trust: New Jersey, State Turnpike Authority Revenue, RITES-PA 613, 144A, 10.995%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
		118,995,206
Ohio 0.5%
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2021 (e)	8,725,000	9,377,655
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2022 (e)	8,725,000	9,377,655
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 14.443%, 9/1/2021, Leverage Factor at purchase date: 4 to 1
		18,755,310
Pennsylvania 1.8%
Delaware Valley, PA, Regional Financial Authority, Local Government Revenue, 5.75%, 7/1/2017 (e)	25,000,000	28,612,000
Trust: Delaware Valley, PA, Core City General Obligation, Regional Financial Authority, RITES-PA 1028, 144A, 9.64%, 7/1/2017, Leverage Factor at purchase date: 2 to 1
Pennsylvania, State General Obligation, Series A, 5.0%, 8/1/2022 (e)	34,000,000	36,317,270
Trust: Pennsylvania, State General Obligation, Series 2223, 144A, 65.23%, 8/1/2022, Leverage Factor at purchase date: 20 to 1
		64,929,270
Tennessee 1.8%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (e)	20,800,000	21,916,544
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 14.15%, 1/1/2026, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (e)	21,793,305	22,893,660
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 14.146%, 1/1/2027, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (e)	21,610,075	22,631,323
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 14.156%, 1/1/2028, Leverage Factor at purchase date: 4 to 1
		67,441,527
Texas 1.0%
Texas, Dallas-Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2019 (a) (e)	15,750,000	16,228,485
Texas, Dallas-Fort Worth International Airport Revenue, Series A, AMT, 5.5%, 11/1/2020 (a) (e)	20,000,000	20,607,600
Trust: Texas, Dallas-Fort Worth International Airport Revenue, Series 350, AMT, 144A, 8.392%, 11/1/2019, Leverage Factor at purchase date: 2 to 1
		36,836,085
Total Municipal Inverse Floating Rate Notes (Cost $675,333,992)		709,541,180
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,865,751,641)+	111.3	4,082,433,494
Other Assets and Liabilities, Net	(11.3)	(415,864,143)
Net Assets	100.0	3,666,569,351
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Green Springs, OH, Senior Care Revenue, Hospital & Healthcare Facilities, Series A	7.0%	5/15/2014	3,555,000	3,508,947	3,313,402
Green Springs, OH, Senior Health Care Revenue, St. Francis Health Care Center Project, Series A	7.125%	5/15/2025	4,405,000	4,343,833	3,874,814
				7,852,780	7,188,216
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2008.
+ The cost for federal income tax purposes was $3,860,240,651. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $222,192,843. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $265,291,748 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,098,905.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	9.8
Financial Guaranty Insurance Company	10.9
Financial Security Assurance Inc.	10.8
MBIA Corp.	29.3
XL Capital Assurance	0.2
(b) At May 31, 2008, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.
(c)Partial interest paying security. The rate shown represents 95% of the original coupon rate.
(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(e) Security forms part of the below tender option bond trust. The principal amount and value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At May 31, 2008, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
9/26/2008 9/26/2018	39,000,000[1]	Fixed — 4.145%	Floating — LIBOR	1,827,657
2/8/2009 2/8/2021	17,400,000[2]	Fixed — 4.681%	Floating — LIBOR	269,750
12/5/2008 11/18/2022	10,900,000[3]	Fixed — 4.848%	Floating -— LIBOR	77,001
11/18/2008 12/5/2022	9,700,000[2]	Fixed — 5.237%	Floating -— LIBOR	(328,010)
12/17/2008 12/17/2022	18,800,000[1]	Fixed — 5.084%	Floating -— LIBOR	(330,207)
11/19/2008 11/19/2023	5,100,000[4]	Fixed — 5.237%	Floating -— LIBOR	(161,923)
12/10/2008 12/10/2023	27,400,000[3]	Fixed — 4.908%	Floating -— LIBOR	121,957
11/30/2007 5/30/2025	43,150,000[2]	Fixed — 4.948%	Floating -— LIBOR	172,039
5/30/2008 5/30/2025	43,150,000[4]	Fixed — 4.868%	Floating -— LIBOR	574,262
Total net unrealized appreciation on open interest rate swaps				2,222,526
Counterparties: [1] Goldman Sachs and Co [2] JPMorgan Chase Bank, N.A. [3] Morgan Stanley Co., Inc. [4] Lehman Brothers, Inc. LIBOR: Represents the London InterBank Offered Rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008
Assets
Investments in securities, at value (cost $3,865,751,641)	$ 4,082,433,494
Receivable for investments sold	5,400,032
Receivable for Fund shares sold	2,067,161
Interest receivable	60,517,561
Net unrealized appreciation on open interest rate swaps	2,222,526
Other assets	90,745
Total assets	4,152,731,519
Liabilities
Cash overdraft	271,303
Payable for investments purchased	4,064,736
Payable for Fund shares redeemed	3,740,640
Payable for floating rate notes issued	472,666,985
Distributions payable	2,318,353
Accrued management fee	1,063,867
Other accrued expenses and payables	2,036,284
Total liabilities	486,162,168
Net assets, at value	$ 3,666,569,351
Net Assets Consist of:
Undistributed net investment income	950,670
Net unrealized appreciation (depreciation) on: Investments	216,681,853
Interest rate swaps	2,222,526
Accumulated net realized gain (loss)	2,687,032
Paid-in capital	3,444,027,270
Net assets, at value	$ 3,666,569,351

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,744,659,335 ÷ 197,027,876 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.85
Maximum offering price per share (100 ÷ 95.5 of $8.85)	$ 9.27

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,141,605 ÷ 1,371,002 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.86

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,773,944 ÷ 3,588,762 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.85
Class S Net Asset Value, offering and redemption price(a) per share ($1,872,957,844 ÷ 211,231,874 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.87
Institutional Class Net Asset Value, offering and redemption price(a) per share ($5,036,623 ÷ 568,799 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.85
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2008
Investment Income
Income: Interest	$ 212,779,687
Expenses: Management fee	12,333,086
Distribution and service fees	4,694,630
Administration fee	3,756,535
Services to shareholders	2,671,447
Reports to shareholders	212,840
Professional fees	212,795
Trustees' fees and expenses	145,229
Registration fees	108,080
Custodian fee	96,032
Interest expense and fees on floating rate notes	15,415,741
Other	250,886
Total expenses before expense reductions	39,897,301
Expense reductions	(885,831)
Total expenses after expense reductions	39,011,470
Net investment income	173,768,217
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	26,880,124
Futures	(12,488,893)
Interest rate swaps	5,202,981
19,594,212
Change in net unrealized appreciation (depreciation) on: Investments	(72,149,635)
Interest rate swaps	383,816
(71,765,819)
Net gain (loss)	(52,171,607)
Net increase (decrease) in net assets resulting from operations	$ 121,596,610

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended May 31, 2008
Cash Flows from Operating Activities:
Investment income received*	$ 195,225,360
Payment of operating expenses	(22,893,870)
Proceeds from sales and maturities of investments	2,257,363,432
Purchases of investments	(2,275,442,479)
Net receipt (payment) on interest rate swaps	5,202,981
Payment of interest expense on floating rate notes	(15,415,741)
Net purchases, sales and maturities of short-term investments	(39,692)
Net receipt (payment) on futures	(12,488,893)
Cash provided (used) by operating activities	$ 131,511,098
Cash Flows from Financing Activities:
Proceeds from shares sold	296,217,364
Cost of shares redeemed	(530,288,012)
Distributions paid (net of reinvestment of distributions)	(68,677,115)
Net increase (decrease) in payable for floating rate notes issued	172,554,485
Cash provided (used) by financing activities	(130,193,278)
Increase (decrease) in cash	1,317,820
Cash (overdraft) at beginning of period	(1,589,123)
Cash (overdraft) at end of period	$ (271,303)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ 121,596,610
(Increase) decrease in cost of investments	(65,214,646)
(Increase) decrease in unrealized appreciation (depreciation) on investments	72,149,635
(Increase) decrease in unrealized appreciation (depreciation) on interest rate swaps	(383,816)
(Increase) decrease in receivable for investments sold	(1,272,145)
(Increase) decrease in interest receivable	(70,162)
(Increase) decrease in other assets	1,365
Increase (decrease) in payable for investments purchased	4,064,736
Increase (decrease) in accrued expenses and payables	639,521
Cash provided (used) by operating activities	$ 131,511,098
Non-Cash Financing Activities:
Reinvestment of distributions	$ 108,609,184
* Non-cash activity from discount and premium amortization in the net amount of $17,484,165 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 173,768,217	$ 175,912,778
Net realized gain (loss)	19,594,212	6,999,379
Change in net unrealized appreciation (depreciation)	(71,765,819)	(6,363,006)
Net increase (decrease) in net assets resulting from operations	121,596,610	176,549,151
Distributions to shareholders from: Net investment income: Class A	(79,911,289)	(81,134,304)
Class B	(559,746)	(798,783)
Class C	(902,775)	(781,530)
Class AARP	—	(7,707,402)
Class S	(90,980,331)	(83,654,513)
Institutional Class	(189,231)	(145,018)
Net realized gains: Class A	(1,887,516)	(11,303,769)
Class B	(15,784)	(134,424)
Class C	(23,835)	(129,588)
Class S	(2,057,143)	(12,041,412)
Institutional Class	(3,863)	(13,596)
Total distributions	(176,531,513)	(197,844,339)
Fund share transactions: Proceeds from shares sold	296,024,427	137,657,733
Reinvestment of distributions	108,609,184	121,849,776
Cost of shares redeemed	(531,349,137)	(493,717,543)
Redemption fees	1,732	6,885
Net increase (decrease) in net assets from Fund share transactions	(126,713,794)	(234,203,149)
Increase (decrease) in net assets	(181,648,697)	(255,498,337)
Net assets at beginning of period	3,848,218,048	4,103,716,385
Net assets at end of period (including undistributed net investment income of $950,670 and $37,466, respectively)	$ 3,666,569,351	$ 3,848,218,048

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Income from investment operations: Net investment income	.40	.39	.40	.42	.43
Net realized and unrealized gain (loss)	(.13)	.00*	(.16)	.16	(.46)
Total from investment operations	.27	.39	.24	.58	(.03)
Less distributions from: Net investment income	(.40)	(.39)	(.40)	(.42)	(.43)
Net realized gains	(.01)	(.05)	(.00)*	(.00)*	—
Total distributions	(.41)	(.44)	(.40)	(.42)	(.43)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.85	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Total Return (%)[a]	3.08[b]	4.36[b]	2.65[b]	6.53	(.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,745	1,843	1,949	2,147	2,183
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.16	1.04	1.11	.88	.84
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.14	1.02	1.09	.88	.84
Ratio of expenses after expense reductions (excluding interest expense) (%)	.73	.73	.74	.74	.75
Ratio of net investment income (%)	4.52	4.29	4.38	4.56	4.61
Portfolio turnover rate (%)	55	19	28	31	24
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Income from investment operations: Net investment income	.34	.32	.33	.35	.36
Net realized and unrealized gain (loss)	(.13)	.00*	(.16)	.16	(.46)
Total from investment operations	.21	.32	.17	.51	(.10)
Less distributions from: Net investment income	(.33)	(.32)	(.33)	(.35)	(.36)
Net realized gains	(.01)	(.05)	(.00)*	(.00)*	—
Total distributions	(.34)	(.37)	(.33)	(.35)	(.36)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.86	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Total Return (%)[a]	2.42[b]	3.59[b]	1.88[b]	5.70[b]	(1.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	19	26	34	47
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.98	1.84	1.88	1.68	1.61
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.89	1.77	1.84	1.67	1.61
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.48	1.48	1.49	1.53	1.52
Ratio of net investment income (%)	3.77	3.54	3.63	3.77	3.84
Portfolio turnover rate (%)	55	19	28	31	24
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.04	$ 9.20	$ 9.04	$ 9.50
Income from investment operations: Net investment income	.34	.32	.33	.35	.36
Net realized and unrealized gain (loss)	(.13)	.00*	(.16)	.16	(.46)
Total from investment operations	.21	.32	.17	.51	(.10)
Less distributions from: Net investment income	(.34)	(.32)	(.33)	(.35)	(.36)
Net realized gains	(.01)	(.05)	(.00)*	(.00)*	—
Total distributions	(.35)	(.37)	(.33)	(.35)	(.36)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.85	$ 8.99	$ 9.04	$ 9.20	$ 9.04
Total Return (%)[a]	2.32[b]	3.59[b]	1.86[b]	5.72	(1.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	22	22	24	25
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.92	1.81	1.88	1.65	1.63
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.90	1.78	1.85	1.65	1.63
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.49	1.49	1.50	1.51	1.54
Ratio of net investment income (%)	3.76	3.53	3.62	3.80	3.82
Portfolio turnover rate (%)	55	19	28	31	24
[a] Total return does not reflect the effect of any sales charges.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.00	$ 9.05	$ 9.21	$ 9.05	$ 9.50
Income from investment operations: Net investment income	.42	.41	.42	.44	.45
Net realized and unrealized gain (loss)	(.12)	.00*	(.16)	.16	(.45)
Total from investment operations	.30	.41	.26	.60	—
Less distributions from: Net investment income	(.42)	(.41)	(.42)	(.44)	(.45)
Net realized gains	(.01)	(.05)	(.00)*	(.00)*	—
Total distributions	(.43)	(.46)	(.42)	(.44)	(.45)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.87	$ 9.00	$ 9.05	$ 9.21	$ 9.05
Total Return (%)	3.42[a]	4.59[a]	2.88	6.81	(.01)a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,873	1,961	771	789	798
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.95	.82	.86	.63	.65
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.93	.79	.86	.63	.64
Ratio of expenses after expense reductions (excluding interest expense) (%)	.52	.50	.51	.49	.55
Ratio of net investment income (%)	4.74	4.52	4.61	4.82	4.81
Portfolio turnover rate (%)	55	19	28	31	24
[a] Total return would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Institutional Class Years Ended May 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.04	$ 9.21	$ 9.05	$ 9.50
Income from investment operations: Net investment income	.43	.41	.42	.45	.44
Net realized and unrealized gain (loss)	(.13)	.00*	(.17)	.16	(.45)
Total from investment operations	.30	.41	.25	.61	(.01)
Less distributions from: Net investment income	(.43)	(.41)	(.42)	(.45)	(.44)
Net realized gains	(.01)	(.05)	(.00)*	(.00)*	—
Total distributions	(.44)	(.46)	(.42)	(.45)	(.44)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 8.85	$ 8.99	$ 9.04	$ 9.21	$ 9.05
Total Return (%)	3.35	4.62	2.82	6.86[a]	(.06)[a]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	4.45		.01
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.90	.78	.88	.66	.75
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.90	.78	.88	.63	.63
Ratio of expenses after expense reductions (excluding interest expense) (%)	.49	.49	.53	.49	.54
Ratio of net investment income (%)	4.77	4.53	4.59	4.81	4.82
Portfolio turnover rate (%)	55	19	28	31	24
[a] Total returns would have been lower had certain expenses not been reduced.
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which a Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the 1940 Act. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2008 was approximately $446,238,000, with a weighted average interest rate of 3.45%.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 2,432,144
Undistributed ordinary income	$ 863,451
Undistributed net long-term capital gains	$ 10,520,185
Net unrealized appreciation (depreciation) on investments	$ 222,192,843

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended May 31,
	2008	2007
Distributions from tax-exempt income	$ 172,543,372	$ 174,221,550
Distributions from ordinary income	$ 587,726	$ 9,397,891
Distributions from long-term capital gains	$ 3,400,415	$ 14,224,898

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The end of period cash amount shown in the Statement of Cash Flows represents the cash (overdraft) position in the Fund's custodian bank at May 31, 2008. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the year ended May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $2,279,507,185 and $2,263,804,163, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for the year ended May 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

For the period from June 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	.73%
Class B	1.48%
Class C	1.49%
Institutional Class	.50%

For Class S shares, for the period from June 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.50%.

Effective October 1, 2007 through September 30, 2008 for Class S shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expense, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses at 0.52%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2008, the Advisor received an Administration Fee of $3,756,535, of which $311,146 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 707,323	$ 307,390	$ 158,237
Class B	14,217	12,838	913
Class C	10,058	4,696	2,676
Class S	917,444	478,478	393,024
Institutional Class	1,102	—	500
	$ 1,650,144	$ 803,402	$ 555,350

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class B	$ 112,681	$ 8,933
Class C	180,729	20,057
	$ 293,410	$ 28,990

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2008	Annual Effective Rate
Class A	$ 4,304,761	$ 653,091.24%
Class B	36,956	5,007.25%
Class C	59,503	11,230.25%
	$ 4,401,220	$ 669,328

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended May 31, 2008 aggregated $79,737.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2008, the CDSC for Class B and C shares aggregated $43,219 and $2,370, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2008, DIDI received $4,995 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "report to shareholders" aggregated $31,175, of which $12,020 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

In connection with the Board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $19,643 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2008, the custodian fee was reduced by $4,939 and $57,847, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	8,806,685	$ 78,724,782	6,354,432	$ 57,714,788
Class B	124,751	1,108,710	65,221	591,935
Class C	1,601,009	14,242,214	494,648	4,488,598
Class AARP*	—	—	307,088	2,773,392
Class S	22,403,503	199,474,883	7,734,371	70,611,518
Institutional Class	274,674	2,473,838	162,925	1,477,502
		$ 296,024,427		$ 137,657,733
Shares issued to shareholders in reinvestment of distributions
Class A	6,008,138	$ 53,671,641	6,742,319	$ 61,301,084
Class B	37,698	336,908	61,369	558,240
Class C	74,009	660,794	74,388	676,347
Class AARP*	—	—	374,916	3,355,516
Class S	6,014,456	53,796,242	6,130,080	55,876,234
Institutional Class	16,092	143,599	9,063	82,355
		$ 108,609,184		$ 121,849,776
Shares redeemed
Class A	(22,899,401)	$ (204,625,143)	(23,636,071)	$ (214,768,829)
Class B	(857,497)	(7,679,114)	(940,157)	(8,544,516)
Class C	(547,068)	(4,887,911)	(554,224)	(5,034,774)
Class AARP*	—	—	(2,313,040)	(20,841,378)
Class S	(35,059,965)	(313,024,070)	(26,701,728)	(242,939,168)
Institutional Class	(127,732)	(1,132,899)	(173,491)	(1,588,878)
		$ (531,349,137)		$ (493,717,543)
Shares converted*
Class S	—	$ —	145,539,546	$ 1,310,876,971
Class AARP	—	—	(145,519,980)	(1,310,876,971)
Redemption fees		$ 1,732		$ 6,885
Net increase (decrease)
Class A	(8,084,578)	$ (72,227,093)	(10,539,320)	$ (95,751,392)
Class B	(695,048)	(6,233,491)	(813,567)	(7,394,231)
Class C	1,127,950	10,015,197	14,812	130,171
Class AARP*	—	—	(147,151,016)	(1,325,589,441)
Class S	(6,642,006)	(59,752,945)	132,702,269	1,194,430,765
Institutional Class	163,034	1,484,538	(1,503)	(29,021)
		$ (126,713,794)		$ (234,203,149)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Managed Municipal Bond Fund (the "Fund") at May 31, 2008, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $.0081 per share from net long-term capital gains during its year ended May 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $15,313,000 as capital gains dividends for its year ended May 31, 2008, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2008, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02 108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-865	23337W-857
Fund Number	466	666	766	2066	544

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2008, DWS Managed Municipal Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MANAGED MUNICIPAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$92,925	$0	$0	$0
2007	$91,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008